[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                MFS(R) INVESTORS
                GROWTH STOCK SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) INVESTORS GROWTH STOCK SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director (until January 2002)
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             ELAINE R. SMITH (born 04/25/46) Trustee
Capitol Entertainment Management Company (video          Independent health care industry consultant
franchise), Vice Chairman
                                                         WARD SMITH (born 09/13/30) Trustee
J. ATWOOD IVES (born 05/01/36) Trustee                   Private investor; Sundstrand Corporation
Private investor; KeySpan Corporation (energy            (manufacturer of highly engineered products for
related services), Director; Eastern Enterprises         industrial and aerospace applications), Director
(diversified services company), Chairman, Trustee        (until June 1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Stephen Pesek+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -27.53% and Service Class shares -27.71%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of -27.88% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The series' return also compares to a -22.09% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market.

A DIFFICULT ENVIRONMENT FOR GROWTH STOCKS
After an impressive rebound in the closing months of 2001, equities for most of 2002 lost momentum due to continued economic weakness, a number of high-profile bankruptcies, concerns over accounting veracity, and geopolitical uncertainty. Reversing direction again, stocks turned upward in the final quarter of the period, largely as a result of moderately improving earnings news.

The period as a whole was very difficult for growth stocks, with the Russell 1000 Growth Index losing over one-quarter of its value over the 12 months ended December 2002. Weakness in technology and health care, the index's two largest sectors, dragged the market lower. Bright spots were limited to smaller arenas such as energy, basic materials, and transportation.

AREAS OF STRENGTH
Several of our better-performing holdings were in the leisure and health care sectors. Firming demand for advertising in the latter part of the period bolstered leisure holdings such as Viacom and Clear Channel Communications. In the health care sector, a powerful new drug launch propelled Forest Labs. Managed care provider UnitedHealth Group also performed well while we held the stock, as price increases outstripped medical cost trends. Late in the period, we sold out of our position and took some profits.

DETRACTORS FROM PERFORMANCE
Although our health care holdings overall did well, we had some disappointments in the group. Intensifying competition in some of its key product areas kept Baxter International from hitting its growth targets. Late in the period we sold Baxter out of the portfolio. Holdings in biotechnology concern Genzyme also hurt results, as that company spent much of the year working down excess inventories of its kidney drug Renagel.

Tyco International, our largest holding at the beginning of the period, was the biggest single detractor from portfolio returns. A variety of issues -- including weaker fundamentals in the conglomerate's economically sensitive businesses, accounting questions, and improper management conduct -- caused Tyco's stock to drop precipitously.

LOOKING AHEAD
As of the end of December, we think we're likely to see a prolonged period of positive but anemic economic growth. The fundamental issue of surplus capacity, due to excessive capital spending in the late 1990s, continues to hold down prices and corporate profits. In that environment, we don't think any particular sectors will emerge as clear leaders, and we believe the opportunities will tend to be more stock-specific. That has led us to a portfolio of stocks that we feel is well diversified across industries as well as issuers.

     Respectfully,

 /s/ Stephen Pesek

     Stephen Pesek
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the large-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts.

Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst.

He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks to provide long-term growth of capital and future income rather than current income.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class   May 3, 1999
                 Service Class   May 1, 2000

Size: $243.6 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2002. Index information is from May 1, 1999.)

                   MFS Investors      Standard &         Russell
                   Growth Stock         Poor's            1000
                     Series -          500 Stock         Growth
                    Initial Class        Index           Index
      ---------------------------------------------------------
      5/99            $10,000          $10,000          $10,000
      12/99            14,001           10,483           11,326
      12/00            13,138           10,041           10,017
      12/01             9,966            8,815            7,734
      12/02             7,222            7,360            5,980

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS

                                              1 Year      3 Years         Life*
-------------------------------------------------------------------------------
Cumulative Total Return                      -27.53%      -48.42%       -27.78%
-------------------------------------------------------------------------------
Average Annual Total Return                  -27.53%      -19.80%       - 8.50%
-------------------------------------------------------------------------------

SERVICE CLASS
                                              1 Year      3 Years         Life*
-------------------------------------------------------------------------------
Cumulative Total Return                      -27.71%      -49.06%       -28.68%
-------------------------------------------------------------------------------
Average Annual Total Return                  -27.71%      -20.13%       - 8.81%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                              1 Year      3 Years         Life*
-------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#           -22.09%      -14.54%       - 9.53%
-------------------------------------------------------------------------------
Russell 1000 Growth Index#                   -27.88%      -23.64%       -14.77%
-------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2002. Index information is from
    May 1, 1999.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Stocks - 96.5%
----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 90.5%
  Aerospace - 1.2%
    Lockheed Martin Corp.                                                               13,500      $    779,625
    Northrop Grumman Corp.                                                              21,800         2,114,600
                                                                                                    ------------
                                                                                                    $  2,894,225
----------------------------------------------------------------------------------------------------------------
  Airlines - 0.1%
    Southwest Airlines Co.                                                              23,500      $    326,650
----------------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Harley-Davidson, Inc.                                                               31,190      $  1,440,978
----------------------------------------------------------------------------------------------------------------
  Beverages - 0.9%
    Coca-Cola Co.                                                                       24,700      $  1,082,354
    The Pepsi Bottling Group, Inc.                                                      48,200         1,238,740
                                                                                                    ------------
                                                                                                    $  2,321,094
----------------------------------------------------------------------------------------------------------------
  Biotechnology - 3.1%
    Abbott Laboratories, Inc.                                                           29,400      $  1,176,000
    Amgen, Inc.*                                                                       114,800         5,549,432
    Biogen, Inc.*                                                                        6,900           276,414
    Genentech, Inc.*                                                                    14,400           477,504
                                                                                                    ------------
                                                                                                    $  7,479,350
----------------------------------------------------------------------------------------------------------------
  Business Machines - 1.8%
    International Business Machines Corp.                                               57,400      $  4,448,500
----------------------------------------------------------------------------------------------------------------
  Business Services - 3.5%
    Automatic Data Processing, Inc.                                                    119,100      $  4,674,675
    First Data Corp.                                                                    92,400         3,271,884
    Paychex, Inc.                                                                       20,600           574,534
                                                                                                    ------------
                                                                                                    $  8,521,093
----------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.9%
    Dell Computer Corp.*                                                               147,000      $  3,930,780
    Intel Corp.                                                                         43,100           671,067
                                                                                                    ------------
                                                                                                    $  4,601,847
----------------------------------------------------------------------------------------------------------------
  Computer Software - 2.3%
    Oracle Corp.*                                                                      520,620      $  5,622,696
----------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.8%
    Intuit, Inc.*                                                                       35,000      $  1,642,200
    Microsoft Corp.*                                                                   196,150        10,140,955
                                                                                                    ------------
                                                                                                    $ 11,783,155
----------------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.4%
    Affiliated Computer Services, Inc., "A"*                                            52,300      $  2,753,595
    BEA Systems, Inc.*                                                                  25,900           297,073
    Symantec Corp.*                                                                     10,900           440,905
    VERITAS Software Corp.*                                                            146,070         2,281,613
                                                                                                    ------------
                                                                                                    $  5,773,186
----------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.8%
    Cadence Design Systems, Inc.*                                                       31,400      $    370,206
    Peoplesoft, Inc.*                                                                   88,000         1,611,280
                                                                                                    ------------
                                                                                                    $  1,981,486
----------------------------------------------------------------------------------------------------------------
  Conglomerates - 2.9%
    General Electric Co.                                                               217,820      $  5,303,917
    Tyco International Ltd.                                                            102,400         1,748,992
                                                                                                    ------------
                                                                                                    $  7,052,909
----------------------------------------------------------------------------------------------------------------
  Consumer Products - 1.2%
    Colgate-Palmolive Co.                                                               56,800      $  2,978,024
----------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 4.2%
    Avon Products, Inc.                                                                 85,200      $  4,589,724
    Gillette Co.                                                                        50,100         1,521,036
    Philip Morris Cos., Inc.                                                            51,490         2,086,890
    Procter & Gamble Co.                                                                24,100         2,071,154
                                                                                                    ------------
                                                                                                    $ 10,268,804
----------------------------------------------------------------------------------------------------------------
  Electronics - 3.1%
    Analog Devices, Inc.*                                                               98,000      $  2,339,260
    KLA-Tencor Corp.*                                                                    6,600           233,442
    Maxim Integrated Products, Inc.                                                     50,600         1,671,824
    Microchip Technology, Inc.                                                          66,200         1,618,590
    Teradyne, Inc.*                                                                     69,400           902,894
    Xilinx, Inc.*                                                                       39,300           806,436
                                                                                                    ------------
                                                                                                    $  7,572,446
----------------------------------------------------------------------------------------------------------------
  Energy - 1.8%
    Anadarko Petroleum Corp.                                                            17,500      $    838,250
    Schlumberger Ltd.                                                                   84,100         3,539,769
                                                                                                    ------------
                                                                                                    $  4,378,019
----------------------------------------------------------------------------------------------------------------
  Entertainment - 3.6%
    AOL Time Warner, Inc.*                                                             188,000      $  2,462,800
    Carnival Corp.                                                                      29,700           741,015
    Clear Channel Communications, Inc.*                                                 63,640         2,373,136
    Viacom, Inc., "B"*                                                                  57,745         2,353,686
    Walt Disney Co.                                                                     45,500           742,105
                                                                                                    ------------
                                                                                                    $  8,672,742
----------------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.9%
    American Express Co.                                                                81,700      $  2,888,095
    Charles Schwab Corp.                                                                88,200           956,970
    Citigroup, Inc.                                                                    105,915         3,727,149
    Freddie Mac                                                                         81,640         4,820,842
    Goldman Sachs Group, Inc.                                                           39,200         2,669,520
    Merrill Lynch & Co., Inc.                                                           43,500         1,650,825
                                                                                                    ------------
                                                                                                    $ 16,713,401
----------------------------------------------------------------------------------------------------------------
  Financial Services - 2.5%
    Berkshire Hathaway Inc.*                                                                 5      $    363,750
    SLM Corp.                                                                           54,300         5,639,598
                                                                                                    ------------
                                                                                                    $  6,003,348
----------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 3.6%
    Anheuser-Busch Cos., Inc.                                                           20,600      $    997,040
    Hershey Foods Corp.                                                                  9,400           633,936
    PepsiCo, Inc.                                                                       97,900         4,133,338
    Sysco Corp.                                                                         99,800         2,973,042
                                                                                                    ------------
                                                                                                    $  8,737,356
----------------------------------------------------------------------------------------------------------------
  Insurance - 2.1%
    AFLAC, Inc.                                                                         46,600      $  1,403,592
    American International Group, Inc.                                                  33,085         1,913,967
    Marsh & McLennan Cos., Inc.                                                         40,300         1,862,263
                                                                                                    ------------
                                                                                                    $  5,179,822
----------------------------------------------------------------------------------------------------------------
  Internet - 0.5%
    Ebay, Inc.*                                                                         18,200      $  1,234,324
----------------------------------------------------------------------------------------------------------------
  Media - 1.2%
    Fox Entertainment Group, Inc.*                                                      39,700      $  1,029,421
    Liberty Media Corp.*                                                               206,900         1,849,686
                                                                                                    ------------
                                                                                                    $  2,879,107
----------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 12.5%
    Alcon, Inc.*                                                                        62,300      $  2,457,735
    Boston Scientific Corp.*                                                            75,400         3,206,008
    Eli Lilly & Co.                                                                     71,650         4,549,775
    Forest Laboratories, Inc.*                                                          34,900         3,427,878
    Guidant Corp.*                                                                      12,200           376,370
    Johnson & Johnson Co.                                                              109,400         5,875,874
    Pfizer, Inc.                                                                       321,030         9,813,887
    St. Jude Medical, Inc.*                                                             18,300           726,876
                                                                                                    ------------
                                                                                                    $ 30,434,403
----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.2%
    Cardinal Health, Inc.                                                               10,000      $    591,900
    Genzyme Corp.*                                                                      37,600         1,111,870
    Medtronic, Inc.                                                                     81,500         3,716,400
                                                                                                    ------------
                                                                                                    $  5,420,170
----------------------------------------------------------------------------------------------------------------
  Oil Services - 0.8%
    BJ Services Co.*                                                                    62,600      $  2,022,606
----------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Wyeth                                                                               17,200      $    643,280
----------------------------------------------------------------------------------------------------------------
  Retail - 8.5%
    Bed Bath & Beyond, Inc.*                                                            18,600      $    642,258
    Best Buy Co., Inc.*                                                                 50,500         1,219,575
    Gap, Inc.                                                                           58,500           907,920
    Home Depot, Inc.                                                                    21,400           512,744
    Kohl's Corp.*                                                                       88,000         4,923,600
    Lowe's Cos., Inc.                                                                   32,980         1,236,750
    Office Depot, Inc.*                                                                 41,600           614,016
    Staples, Inc.*                                                                     100,500         1,839,150
    Target Corp.                                                                        48,700         1,461,000
    The TJX Cos., Inc.                                                                 107,600         2,100,352
    Wal-Mart Stores, Inc.                                                               96,100         4,854,011
    Walgreen Co.                                                                        13,900           405,741
                                                                                                    ------------
                                                                                                    $ 20,717,117
----------------------------------------------------------------------------------------------------------------
  Special Products & Services - 3.1%
    3M Co.                                                                              39,600      $  4,882,680
    Illinois Tool Works, Inc.                                                           41,400         2,685,204
    Weight Watchers International, Inc.*                                                 2,500           114,925
                                                                                                    ------------
                                                                                                    $  7,682,809
----------------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.9%
    Comcast Corp.                                                                       92,034      $  2,169,241
----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.2%
    AT&T Wireless Services, Inc.*                                                       68,200      $    385,330
----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 3.2%
    Cisco Systems, Inc.*                                                               430,980      $  5,645,838
    USA Interactive, Inc.*                                                              93,400         2,135,124
                                                                                                    ------------
                                                                                                    $  7,780,962
----------------------------------------------------------------------------------------------------------------
  Transportation - 0.8%
    United Parcel Service, Inc.                                                         31,200      $  1,968,096
----------------------------------------------------------------------------------------------------------------
  Universities - Colleges - 1.0%
    Apollo Group, Inc.*                                                                 54,500      $  2,398,000
----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                   $220,486,576
----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.0%
  Australia - 0.4%
    News Corp Ltd. (Media)*                                                            152,728      $    986,241
----------------------------------------------------------------------------------------------------------------
  Bermuda - 1.9%
    Accenture Ltd. (Business Services)*                                                 91,000      $  1,637,090
    Ace Ltd. (Insurance)                                                                24,600           721,764
    XL Capital Ltd. (Insurance)                                                         30,400         2,348,400
                                                                                                    ------------
                                                                                                    $  4,707,254
----------------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    EnCana Corp. (Oils)                                                                 77,700      $  2,416,470
----------------------------------------------------------------------------------------------------------------
  Cayman Islands - 0.3%
    Noble Corp. (Oil Services)*                                                         23,300      $    818,995
----------------------------------------------------------------------------------------------------------------
  Finland - 0.8%
    Nokia Corp., ADR (Telecommunications)                                              119,700      $  1,855,350
----------------------------------------------------------------------------------------------------------------
  Germany
    SAP AG, ADR (Computer Software - Systems)                                              100      $      7,917
----------------------------------------------------------------------------------------------------------------
  Israel - 0.7%
    Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)                               45,300      $  1,749,033
----------------------------------------------------------------------------------------------------------------
  Taiwan - 0.4%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Electronics)*                    116,890      $    824,074
----------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.5%
    Vodafone Group PLC, ADR (Telecommunications)                                        72,114      $  1,306,706
----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                $ 14,672,040
----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $240,851,542)                                                        $235,158,616
----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 5.0%
-------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 12/31/02, due 1/02/03, total to be received
      $12,087,826 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                $12,087         $ 12,087,000
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $252,938,542)                                                      $247,245,616
Other Assets, Less Liabilities - (1.5)%                                                                  (3,610,017)
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                    $243,635,599
-------------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $252,938,542)           $ 247,245,616
  Cash                                                                    3,679
  Investments of cash collateral for securities loaned,
    at identified cost and value                                      8,267,911
  Receivable for investments sold                                     4,963,996
  Receivable for series shares sold                                     472,891
  Interest and dividends receivable                                     177,725
                                                                  -------------
      Total assets                                                $ 261,131,818
                                                                  -------------
Liabilities:
  Payable for investments purchased                               $   8,979,512
  Payable for series shares reacquired                                  166,261
  Collateral for securities loaned, at value                          8,267,911
  Payable to affiliates -
    Management fee                                                        5,091
    Shareholder servicing agent fee                                         207
    Distribution fee (Service Class)                                        852
  Accrued expenses and other liabilities                                 76,385
                                                                  -------------
      Total liabilities                                           $  17,496,219
                                                                  -------------
Net assets                                                        $ 243,635,599
                                                                  =============
Net assets consist of:
  Paid-in capital                                                 $ 393,060,316
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (5,692,837)
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                              (143,731,880)
                                                                  -------------
      Total                                                       $ 243,635,599
                                                                  =============
Shares of beneficial interest outstanding                           34,645,275
                                                                    ==========
Initial Class of shares:
  Net asset value per share
    (net assets of $120,592,891 / 17,031,536 shares of
    beneficial interest outstanding)                                 $7.08
                                                                     =====
Service Class of shares:
  Net asset value per share
    (net assets of $123,042,708 / 17,613,739 shares of
    beneficial interest outstanding)                                 $6.99
                                                                     =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  1,955,295
    Interest                                                            233,345
    Foreign taxes withheld                                              (13,778)
                                                                   ------------
      Total investment income                                      $  2,174,862
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,926,223
    Trustees' compensation                                               10,087
    Shareholder servicing agent fee                                      89,890
    Distribution fee (Service Class)                                    289,909
    Administrative fee                                                   25,768
    Custodian fee                                                       134,401
    Printing                                                             46,688
    Auditing fees                                                        32,256
    Legal fees                                                            2,311
    Miscellaneous                                                         3,317
                                                                   ------------
      Total expenses                                               $  2,560,850
    Fees paid indirectly                                                (27,769)
                                                                   ------------
      Net expenses                                                 $  2,533,081
                                                                   ------------
        Net investment loss                                        $   (358,219)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(64,911,947)
    Foreign currency transactions                                         2,389
                                                                   ------------
      Net realized loss on investments and foreign
        currency transactions                                      $(64,909,558)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(21,111,399)
    Translation of assets and liabilities in foreign
      currencies                                                             80
                                                                   ------------
        Net unrealized loss on investments and foreign
          currency translation                                     $(21,111,319)
                                                                   ------------
          Net realized and unrealized loss on investments
            and foreign currency                                   $(86,020,877)
                                                                   ------------
            Decrease in net assets from operations                 $(86,379,096)
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                        2002                   2001
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                  $   (358,219)          $    (43,446)
  Net realized loss on investments and foreign currency transactions    (64,909,558)           (67,034,113)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                         (21,111,319)            16,220,955
                                                                       ------------           ------------
    Decrease in net assets from operations                             $(86,379,096)          $(50,856,604)
                                                                       ------------           ------------

Distributions declared to shareholders -
  From net investment income (Initial Class)                           $   --                 $   (119,040)
  From net investment income (Service Class)                               --                      (50,408)
  In excess of net investment income (Initial Class)                       --                          (65)
  In excess of net investment income (Service Class)                       --                          (28)
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                           --                     (910,801)
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                           --                     (608,714)
                                                                       ------------           ------------
      Total distributions declared to shareholders                     $   --                 $ (1,689,056)
                                                                       ------------           ------------
Net increase in net assets from series share transactions              $ 59,878,562           $171,423,174
                                                                       ------------           ------------
      Total increase (decrease) in net assets                          $(26,500,534)          $118,877,514
Net assets:
  At beginning of period                                                270,136,133            151,258,619
                                                                       ------------           ------------
  At end of period (including accumulated distributions in excess of
    net investment loss of $0 and $107, respectively)                  $243,635,599           $270,136,133
                                                                       ============           ============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                ---------------------------------------        DECEMBER 31,
INITIAL CLASS SHARES                                              2002              2001           2000               1999*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                           $ 9.77            $13.00         $13.95              $10.00
                                                                ------            ------         ------              ------
Income from investment operations# -
  Net investment income (loss)(S)                               $(0.00)+++        $ 0.01         $ 0.04              $ 0.06
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                         (2.69)            (3.14)         (0.89)               3.94
                                                                ------            ------         ------              ------
      Total from investment operations                          $(2.69)           $(3.13)        $(0.85)             $ 4.00
                                                                ------            ------         ------              ------
Less distributions declared to shareholders -
  From net investment income                                    $ --              $(0.01)        $ --                $(0.02)
  From net realized gain on investments and foreign
    currency transactions                                         --                --            (0.06)              (0.03)
  In excess of net investment income                              --                --             --                 (0.00)+++
  In excess of net realized gain on investments and
    foreign currency transactions                                 --               (0.09)         (0.04)               --
                                                                ------            ------         ------              ------
      Total distributions declared to shareholders              $ --              $(0.10)        $(0.10)             $(0.05)
                                                                ------            ------         ------              ------
Net asset value - end of period                                 $ 7.08            $ 9.77         $13.00              $13.95
                                                                ======            ======         ======              ======
Total return                                                    (27.53)%          (24.14)%        (6.17)%             40.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      0.88%             0.92%          0.93%               1.01%+
  Net investment income (loss)                                   (0.03)%            0.07%          0.28%               0.71%+
Portfolio turnover                                                 214%              265%           248%                 73%
Net assets at end of period (000 Omitted)                     $120,593          $147,280        $97,766             $18,889

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees through June 30, 2001. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                         --              $ 0.01         $ 0.04              $ 0.02
    Ratios (to average net assets):
      Expenses##                                                  --                0.91%          0.94%               1.47%+
      Net investment income                                       --                0.08%          0.27%               0.25%+
  * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                         ---------------------------           DECEMBER 31,
SERVICE CLASS SHARES                                                       2002                 2001                  2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 9.66               $12.98               $14.40
                                                                         ------               ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                                        $(0.02)              $(0.01)              $ 0.01
  Net realized and unrealized loss on investments and
    foreign currency                                                      (2.65)               (3.21)               (1.43)
                                                                         ------               ------               ------
      Total from investment operations                                   $(2.67)              $(3.22)              $(1.42)
                                                                         ------               ------               ------
Less distributions declared to shareholders -
  From net investment income                                             $ --                 $(0.01)              $ --
  In excess of net realized gain on investments and foreign
    currency transactions                                                  --                  (0.09)                --
                                                                         ------               ------               ------
      Total distributions declared to shareholders                       $ --                 $(0.10)              $ --
                                                                         ------               ------               ------
Net asset value - end of period                                          $ 6.99               $ 9.66               $12.98
                                                                         ======               ======               ======
Total return                                                             (27.71)%             (24.83)%              (9.86)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.11%                1.13%                1.11%+
  Net investment income (loss)                                            (0.25)%              (0.15)%               0.15%+
Portfolio turnover                                                          214%                 265%                 248%
Net assets at end of period (000 Omitted)                              $123,043             $122,857              $53,492

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees through June 30, 2001.
    In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income (loss)                                           --                 $(0.01)              $ 0.01
    Ratios (to average net assets):
      Expenses##                                                           --                   1.12%                1.12%+
      Net investment income (loss)                                         --                  (0.14)%               0.14%+
  * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Investors Growth Stock Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 48 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $7,889,434. These loans were collateralized by cash of $8,267,911 which was invested in the following short-term obligations:

                                                                AMORTIZED COST
                                                       SHARES        AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        8,267,911       $8,267,911

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $6,285 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $21,484 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                     DECEMBER 31, 2002   DECEMBER 31, 2001
----------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                            $  --            $1,652,988
    Long-term capital gain                        --                36,068
                                               -------           ---------
Total distributions declared                   $  --            $1,689,056
                                               =======          ==========

During the year ended December 31, 2002, accumulated net investment loss decreased by $358,326, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $2,389, and paid-in capital decreased by $355,937 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward          $(118,006,290)
          Unrealized loss                      (31,418,427)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, ($56,080,284) and December 31, 2010 ($61,926,006).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays the compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Distributors, Inc. (MFD), and MFS Service Center, Inc.
(MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.23% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $593,455,492 and $530,354,243, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                             $278,664,132
Gross unrealized depreciation                              $(36,590,468)
Gross unrealized appreciation                                 5,171,952
                                                           ------------
    Net unrealized depreciation                            $(31,418,516)
                                                           ============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                                  YEAR ENDED DECEMBER 31, 2002      YEAR ENDED DECEMBER 31, 2001
                                               -------------------------------   ------------------------------
                                                      SHARES            AMOUNT          SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                        6,278,121      $ 51,794,499       8,927,724     $ 94,627,246
Shares issued to shareholders in reinvestment
  of distributions                                   --               --                93,884        1,029,903
Shares reacquired                                 (4,318,000)      (33,735,871)     (1,470,976)     (14,670,751)
                                                  ----------      ------------       ---------     ------------
    Net increase                                   1,960,121      $ 18,058,628       7,550,632     $ 80,986,398
                                                  ==========      ============       =========     ============

Service Class shares
                                                  YEAR ENDED DECEMBER 31, 2002     YEAR ENDED DECEMBER 31, 2001
                                               -------------------------------   ------------------------------
                                                      SHARES            AMOUNT          SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                        6,496,328      $ 54,114,664       9,157,256     $ 96,105,529
Shares issued to shareholders in reinvestment
  of distributions                                   --               --                60,195          659,132
Shares reacquired                                 (1,595,794)      (12,294,730)       (625,336)      (6,327,885)
                                                  ----------      ------------       ---------     ------------
    Net increase                                   4,900,534      $ 41,819,934       8,592,115     $ 90,436,776
                                                  ==========      ============       =========     ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2002, was $2,319. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and the Shareholders of MFS Investors Growth Stock Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Growth Stock Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Investors Growth Stock Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003
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(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        VGS-ANN 02/03 42M